September 8, 2009

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:

On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2009 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: AIM V.I. Core Equity Fund (Series I), Credit Suisse Trust International Equity Flex II Portfolio (Class 1), Janus Aspen Janus Portfolio (Institutional), Janus Aspen Overseas Portfolio (Institutional), MFS Growth Series (Initial), MFS Research Series (Initial), Premier VIT NACM Small Cap Portfolio, OpCap Managed Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, The Prudential Series Fund (Class I): Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Stock Index Portfolio and Value Portfolio.

1.	Filer/Entity:	AIM Variable Insurance Funds
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0000950123-09-038077
	Date of Filing:	2009-08-26

2.	Filer/Entity:	Credit Suisse Trust
	Registration No.:	811-07261
	CIK No.	0000941568
	Accession No.:	0001104659-09-052770
	Date of Filing:	2009-09-01

3.	Filer/Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.	0000906185
	Accession No.:	0000950123-09-038425
	Date of Filing:	2009-08-27

4.	Filer/Entity:	MFS Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.	0000918571
	Accession No.:	0001193125-09-185467
	Date of Filing:	2009-09-01

5.	Filer/Entity:	Premier VIT
	Registration No.:	811-08512
	CIK No.	0000923185
	Accession No.:	0001104659-09-051508
	Date of Filing:	2009-08-25

6.	Filer/Entity:	T. Rowe Price Equity Series, Inc.
	Registration No.:	811-07143
	CIK No.	0000918294
	Accession No.:	0000918294-09-000035
	Date of Filing:	2009-08-25

7.	Filer/Entity:	T. Rowe Price International Series, Inc.
	Registration No.:	811-07145
	CIK No.	0000918292
	Accession No.:	0000918292-09-000009
	Date of Filing:	2009-08-25

8.	Filer/Entity:	The Prudential Series Fund
	Registration No.:	811-03623
	CIK No.	0000711175
	Accession No.:	0001193125-09-187677
	Date of Filing:	2009-09-04

If you have any questions regarding this filing, please contact me at (732) 482-6897.

Sincerely,
/s/ Adam Scaramella
Adam Scaramella Vice President & Corporate Counsel